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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-75369) of PPL Transition Bond Company, LLC of our report dated January 31, 2000 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 10, 2000